Trade and Other Receivables - Schedule of Trade and Other Receivables (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Schedule of Trade and Other Receivables, Net [Abstract]
Royalty receivables		$ 2,136	$ 2,136
Trade receivables		3,125	2,114
Staff loan receivables		239	277
Other receivables		105	157
VAT receivables	[1]	2,183	1,321
Allowance for credit losses		(2,275)	(2,253)
Trade and other receivables, net		$ 5,513	$ 3,752

[1]	The Company offset VAT receivables equating to $2 million against trade and other payables due for other types of taxes administered by the Zimbabwean Revenue Authority (2024: Statutory taxes $2.5 million) and $0.8 million offset against current tax liabilities.